UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 25, 2009
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On March 25, 2009, Nicor Inc. issued a press release announcing that the Illinois Commerce Commission approved a base rate increase for its natural gas distribution company, Northern Illinois Gas Company d/b/a Nicor Gas Company.

A copy of the press release is filed as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

99.01              Press release of Nicor Inc. issued March 25, 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date             March 25, 2009                                                        /s/ KAREN K. PEPPING
Karen K. Pepping
Vice President, Controller
(Principal Accounting Officer and
Duly Authorized Officer)

Exhibit Index

  Exhibit
Number             Description of Documents

      99.01               Press release of Nicor Inc. issued March 25, 2009